ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of July 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Depositor”), Morgan Stanley Mortgage Capital Inc. (“MSMCI”) and Aegis Mortgage Corporation as seller (the “Seller” or the “Company”), and acknowledged by LaSalle Bank National Association, solely in its capacity as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2006-10SL (the “Trust”).

RECITALS

WHEREAS MSMCI and the Seller have entered into a certain Seller Agreement (the “Seller Agreement”), dated July 28, 2004, as supplemented by the Flow Addendum to Seller Agreement (the “Addendum”), dated as of April 6, 2005 (together and as further amended or modified to the date hereof, the “Agreement”), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.           Assignment and Assumption

(a)           On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the “First Assignment and Assumption”), and the Seller hereby acknowledges the First Assignment and Assumption.

MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)           On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller hereby acknowledges the Second Assignment and Assumption.

(c)           On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI’s acquisition of the Specified Mortgage Loans.

2.           Recognition of Trustee

(a)           From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

(b)           Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto, solely by the Trustee as assignee of MSMCI.

(c)           It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

3.           Representations and Warranties

(a)           The Seller hereby warrants and represents to the other parties hereto that the Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)           The Seller hereby warrants and represents to the other parties hereto that the Seller has full power and authority to execute, deliver and perform its obligations under this Assignment and has full power and authority to perform its obligations under the Agreement. The execution by the Seller of this Assignment is in the ordinary course of the Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment have been duly authorized by all necessary corporate action on part of the Seller. This Assignment has been duly executed and delivered by the Seller, and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

(c)           The Seller hereby warrants and represents to the other parties hereto that no consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment.

(d)           The Seller hereby warrants and represents to the other parties hereto that there is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal, which would draw into question the validity of this Assignment or the Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Seller to perform its obligations under this Assignment or the Agreement, and the Seller is solvent.

(e)           Each of the Depositor and MSMCI represents and warrants that it is duly and legally authorized to enter into this Assignment.

(f)           Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(g)           Pursuant to Section 5 of the Addendum, the Seller hereby represents and warrants, for the benefit of the Depositor, MSMCI and the Trustee, that the representations and warranties set forth on Schedule I hereto are true and correct as of the date hereof.

4.           Future Covenants

(a)           For the purpose of satisfying the reporting obligation under the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to any class of asset-backed securities, the Company shall (i) promptly provide the Depositor and the Trustee written notice (A) any material litigation or governmental proceedings pending against the Company, (B) any affiliations or relationships that develop following the closing date of a securitization transaction between the Company, MSMCI, the Depositor, the Trustee, American Home Mortgage Corp., GMAC Mortgage Corporation, HomEq Servicing Corporation or Morgan Stanley Mortgage Capital with respect to such securitization transaction, (C) any event of default under the terms of this Agreement or any reconstitution agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company’s entry into an agreement with a subcontractor to perform or assist the Company with the performance of any of the Company’s obligations under this Agreement or any reconstitution agreement and (ii) provide to the Depositor and the Trustee a description of such proceedings, affiliations or relationships.

(b)           Indemnification; Remedies.

(i)           The Company shall indemnify the Depositor, each affiliate of the Depositor, and each of the following parties participating in a securitization transaction: each sponsor and issuing entity; each person (including but not limited to the trustee and each master servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Securities and Exchange Commission (the “Commission”) with respect to such securitization transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such securitization transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act of 1933 (the “Securities Act”) and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates (each, an “Indemnified Party”) of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(1)           (A) any untrue statement of a material fact contained or alleged to be contained in any information, report or other material provided under this Section 4 by or on behalf of the Company, (collectively, the “Company Information”), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

(2)           any breach by the Company under this Section A, including particularly any failure by the Company to deliver any information, report or other material when and as required under this Section 4; or

(3)           negligence, bad faith or willful misconduct of the Company in connection with its performance under this Section 4.

(ii)           If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

(iii)           In the case of any failure of performance described in clause (a) of this Section 4, the Company shall promptly reimburse MSMCI, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such securitization transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such securitization transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Company.

(iv)           This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

5.           Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

6.           Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

7.           Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of MSMCI:

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2006-10SL

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention: Morgan Stanley Mortgage Loan Trust 2006-10SL

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Trust Administration - MSM 2006-10SL

In the case of the Seller:

Aegis Mortgage Corporation
3250 Briarpark, Suite 400
Houston, Texas 77042

Attention: Steve Hultquist

With a copy to:

Aegis Mortgage Corporation
3250 Briarpark, Suite 400
Houston, Texas 77042

Attention: General Counsel

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

8.           Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

9.           Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.           Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

10.           The provision of Section 11.03 and the last sentence of Section 6.01 shall not apply to the Specified Mortgage Loans.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL INC.

By:  /s/ Val Kay
Name: Val Kay
Title: Managing Director

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Val Kay
Name: Val Kay
Title: Managing Director

AEGIS MORTGAGE CORPORATION

By:  /s/ Soc Anauburu
Name: Soc Anauburu
Title: Executive Vice President

Acknowledged and Agreed:
LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-10SL

By:  /s/ Susan L. Feld
Name: Susan L. Feld
Title: Assistant Vice President

SCHEDULE I

Representations and Warranties Regarding the Specified Mortgage Loans

(a)           Mortgage Loans as Described. The information set forth in the Specified Mortgage Loan Schedule is complete, true and correct.

(b)           Payments Current. None of the Mortgage Loans are contractually past due by more than 30 days.

(c)           CLTV Policy. No Mortgage Loan has a CLTV greater than 100%.

(d)           Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the related Underwriting Guidelines.

(e)           No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage related to such Mortgage Loan.

(f)           Due-On-Sale. With respect to each fixed rate Mortgage Loan, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

(g)           Assumability. With respect to each adjustable rate Mortgage Loan, the Mortgage and the Mortgage Note provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage.

(h)           Disclosure Materials. To the extent required by applicable law, the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the Seller has complied with, all applicable law with respect to the making of the Mortgage Loans. The Seller shall maintain such statement in the related mortgage file.

(i)           Tax Service Contract. Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract issued by First American Real Estate Tax Service, and such contract is transferable.

(j)           No Prior Offer. The Mortgage Loan has not previously been offered for sale.

(k)           At the time of the sale of the Mortgage Loan to MSMC, Seller was the sole owner and holder of the mortgage loan free and clear of any liens, pledges, except for the pledge of the mortgage note by Seller with a warehouse lender disclosed to MSMC, charges or security interest of any nature, and had full right and authority to sell and assign the same pursuant to the Seller Agreement.

(l)           Other than payments due but not yet 30 days or more delinquent, the mortgage loan is not in default and all monthly payments due prior to the transaction date have been timely paid and all taxes, assessments, insurance premiums, water, sewer, and municipal charges, leasehold payments or ground rents relating to the property secured by the mortgage loan have been paid. Seller has not advanced funds or induced or solicited any advances or funds by a party other than a borrower directly or indirectly, for the payment of any amounts required by the mortgage loan.

(m)           Other than payments due but not yet 30 days or more delinquent, there is no default, breach, violation, anticipated breach or event of acceleration existing under the mortgage or the related mortgage note and no existing or known event which, with the passage of time, (or with notice and the expiration of any grace or cure period) would constitute a default, breach, violation or event of acceleration under such mortgage or the related mortgage note.

(n)           The mortgage loan is not subject to any right of rescission, set-off, counter claim or defense and is not unenforceable under any terms. The mortgage note, the mortgage and any other agreement executed and delivered by a borrower or guarantor, if applicable, are genuine, legal, valid, binding and enforceable obligations of the maker thereof. All parties to the mortgage note and any other agreement executed and delivered by a borrower or guarantor, if applicable, had legal capacity to execute such documents and all such documents have, in fact, been properly executed by such parties.

(o)           The mortgage loan, and the funding thereof, meets, or is exempt from, applicable state and federal laws, regulations and other requirements pertaining to usury, fees, and expenses incurred in the making of that mortgage loan (this shall include, but not be limited to, requirements under the Real Estate Settlement Procedures Act).

(p)           Any and all requirements of any federal, state or local law, which include, but are not limited to usury, truth-in-lending, real estate settlement procedures, disclosure, consumer credit protection, equal credit opportunity, predatory and/or abusive lending laws have been complied with.

(q)           The proceeds of the mortgage loan have been fully disbursed and there is no requirement or anticipation of future advances there under (other than any escrow holdbacks retained pursuant to the terms of a related construction loan). All costs, fees and expenses incurred in making, closing or recording the mortgage loan have been paid.

(r)           At settlement of the mortgage loan, and, to the Seller’s knowledge as of the transaction date, there were no mechanic’s liens or claims for work, labor or material affecting the mortgaged property (or the related residential dwelling unit at the underlying mortgaged property, in the case of a Co-op Loan) which are or may be a lien prior to the lien of such mortgage except those which are insured against by the title insurance policy.

(s)           With respect to each mortgage loan, which is not a Co-op Loan, all of the improvements, which are included for purposes of determining the appraised value of the mortgaged property, lie wholly within the boundaries and building restriction lines of such property and there are no adverse material conditions that would affect the appraised value. No improvements on the adjoining property encroach upon the mortgaged property except as insured against by the related title policy.

(t)           Any and all appraisals prepared for purposes of the mortgage loan to verify and validate the value of the mortgaged property (or the related residential dwelling unit at the underlying mortgaged property, in the case of a Co-op Loan) were prepared by an unbiased third party which is a duly qualified appraiser and each such appraisal validly and accurately represents the current market value of the mortgaged property (or the related residential dwelling unit at the underlying mortgaged property, in the case of a Co-op Loan) at the time the appraisal was performed.

(u)           At settlement of the mortgage loan, and to the Seller’s knowledge as of the transaction date, no improvement located on or being part of the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) was in violation of any applicable zoning law or regulation.

(v)           To the best of Seller’s knowledge, there are no hazardous substances or toxic waste located on or under said property so as to affect the value of said property.

(w)           There is no proceeding pending or, to the Seller’s knowledge threatened, for the total or partial condemnation of the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) and said property is undamaged by waste, fire, earthquake, earth movement, subsidence, wind, storm, flood, water, tornado or other casualty so as to adversely affect the value of the property as security for the mortgage loan and the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) is in good repair.

(x)           The mortgage file contains each of the following documents and instruments:

(1)           the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Last Endorsee], successor by merger to [name of predecessor]”. If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by “[Last Endorsee], formerly known as [previous name]”;

(2)           the original of any guarantee executed in connection with the Mortgage Note;

(3)           with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(4)           the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(5)           with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by “[Seller], successor by merger to [name of predecessor]”. If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by “[Seller], formerly known as [previous name]”;

(6)           with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(7)           with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

(8)           the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

(9)           with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing; and

(10)           if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original;

and each such document or instrument is in a form acceptable to MSMC.

(y)           There are no circumstances or conditions other than what is consented to in writing by MSMC with respect to the mortgage, the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan), the borrower, or the borrower’s credit standing that can be reasonably expected to cause private institutional investors, which invest in mortgage loans with commensurate credit grades consistent with a mortgage loan sold by Seller to MSMC, to regard the mortgage loan as an unacceptable investment, cause the mortgage loan to become delinquent, or adversely affect the value or marketability of the mortgage loan.

(z)           The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interest of MSMC, and which has been delivered to MSMC or to such other person as MSMC shall designate in writing. The substance of any such waiver, alteration or modification has been approved by the issuer of any related private mortgage insurance policy and the title insurer, if any, to the extend required by the policy. No borrower has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of any related private mortgage insurance policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage file delivered to MSMC or to such other person as MSMC shall designate in writing.

(aa)           Each mortgage, deed of trust and all other security instruments securing such a mortgage loan have been duly recorded in or submitted for recording in the office of the jurisdiction where the premises are located.

(bb)           Any trustee named in the mortgage loan is duly qualified and authorized to serve as such in the applicable jurisdiction has been properly designated and currently so serves. No fees or expenses are currently due to such Trustee other than any fees or expenses that might be incurred after a default.

(cc)           Seller has used no selection procedure in soliciting or selecting the mortgage loans to be sold to MSMC or in the solicitation of borrowers, which is in violation of law.

(dd)           No servicing agreement has been entered into with respect to the mortgage loan, or any such servicing agreement has been terminated or will be terminated prior to the assignment of any mortgage loan to MSMC.

(ee)           The origination, servicing and collection practices with respect to the mortgage loan have been in all material respects in accordance with accepted mortgage origination and servicing practices of prudent lending institutions, applicable laws and regulations, have been in all material respects legal and proper, and have not involved predatory or abusive lending and/or servicing activities. With respect to escrow deposits and escrow payments, all such payments are in the possession of Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related mortgage note and mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under the mortgage or the mortgage note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

(ff)           The documents, instruments, agreements and other information (including, without limitation the information provided by the Seller submitted to MSMC were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of any person, including without limitation, the borrower, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the mortgage loan. The Seller has reviewed all of the documents constituting the mortgage file and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

(gg)           The mortgage loan has not been satisfied, cancelled, subordinated or rescinded, in whole or in part (other than as to principal prepayments in full which may have been received prior to the transaction date), and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

(hh)           Each mortgage loan is secured by a fee simple estate, and no mortgage loan is secured by a leasehold estate, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, in which case the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) may be a leasehold estate. If the mortgage loan is secured by a long-term leasehold estate (i) the ground lease is assignable or transferable; (ii) the ground lease will not terminate earlier than five years after the maturity date of the mortgage loan; (iii) the ground lease does not provide for termination of the ground lease in the event of lessee’s default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure the default; (iv) the ground lease permits the mortgaging of the related mortgaged property (or underlying mortgaged property in the case of a Co-op Loan); (v) the ground lease protects the mortgagee’s interests in the event of a property condemnation; and (vi) all ground lease rents, other payments or assessments that have become due have been paid.

(ii)           No portion of the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) is used for commercial purposes; provided, that mortgaged properties which contain a home office shall not be considered as being used for commercial purposes as long as the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes.

(jj)           With respect to each mortgage loan which is not a Co-op Loan, the mortgage is a valid, subsisting, enforceable and perfected, second lien on the related mortgaged property, including all buildings and improvements on the related mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the mortgage is subject only to:

(A) senior liens of such mortgage;

(B) the lien of current real property taxes and assessments not yet due and payable;

(C) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the mortgage loan and (x) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (y) which do not adversely affect the appraised value of the related mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) set forth in such appraisal; and

(D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the mortgage loan establishes and creates a valid, subsisting, enforceable and perfected second lien and second priority security interest on the property described therein and the Seller has full right to sell and assign the same to MSMCI.

With respect to each Co-op Loan, the related mortgage is a valid, subsisting and enforceable second priority security interest on the related cooperative shares securing the mortgage note, subject only to (i) senior liens of such mortgage, (ii) liens of the related residential cooperative housing corporation for unpaid assessments representing the borrower’s pro rata share of the related residential cooperative housing corporation’s payment for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (iii) other matters to which like collateral is commonly subject to which do not materially interfere with the benefits of the security interest intended to be provided by the related security agreement.

(kk)           As of the transaction date the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Seller has not received notification from any governmental authority that the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. The Seller has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

(ll)           No Mortgage Loan is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost,” “threshold,” “covered” or “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); provided that any mortgage loan secured by a mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) in Illinois characterized as a “threshold” loan shall not be a “high cost” loan unless it is characterized as “predatory” under applicable local law.

(mm)           No borrower was required to purchase any single premium credit insurance policy (e.g., life, disability, property, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit insurance policy in connection with the origination of the mortgage loan. No proceeds from any mortgage loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such mortgage loan.

(nn)           The mortgage and related mortgage note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) of the benefits of the security provided thereby, including (i) in the case of a mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. Following the date of origination of the mortgage loan, the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) has not been subject to any bankruptcy proceeding or foreclosure proceeding and the borrower has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the borrower or any other person which would interfere with the right to sell the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) at a trustee’s sale or the right to foreclosure the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law.

(oo)           The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each mortgage loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable borrower and the origin of the assets used by the said borrower to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable borrower for purposes of the Anti-Money Laundering Laws.

(pp)           No mortgage loan originated or modified on or after October 1, 2002 and on or prior to March 7, 2003, is secure by property located in the State of Georgia.

(qq)           Except as otherwise agreed to in writing by MSMC, the mortgage loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, or a savings and loan association, a savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority.

(rr)           The borrower has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the borrower under the Servicemembers Civil Relief Act, as amended, or other similar state statute.

(ss)           No action, inaction or event has occurred and, to the best of the Seller’s knowledge, no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any related insurance policy, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance except with respect to title insurance applicable to the mortgage loans.

(tt)           No mortgage loan was made in connection with the construction (other than a “construct-to-perm” loan) or rehabilitation of a mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) or facilitating the trade-in or exchange of a mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan).

(uu)           The assignment of mortgage (except with respect to any mortgage that has been recorded in the name of MERS or its designee) with respect to each mortgage loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the mortgaged property (or underlying mortgaged property, in the case of a Co-op Loan) is located.

(vv)           The mortgage loan does not contain provisions pursuant to which monthly payments are paid or partially paid with funds deposited in any separate account established by the Seller, the borrower, or anyone on behalf of the borrower, or paid by any source other than the borrower nor does it contain any other similar provisions which may constitute a “buydown” provision. The mortgage loan is not a graduated payment mortgage loan and the mortgage loan does not have a shared appreciation or other contingent interest feature.

(ww)           As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to MSMC, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to MSMC and MSMC is not precluded from furnishing the same to any subsequent or prospective purchaser of such mortgage.

(xx)           With respect to each mortgage loan that is subject to a prepayment penalty, (i) no such prepayment penalty may be imposed for a period in excess of five (5) years following origination, (ii) prior to the loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (iii) prior to the loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, and (iv) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

(yy)           With respect to each Co-op Loan, the stock that is pledged as security for the mortgage loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Internal Revenue Code of 1986, as amended) in a cooperative housing corporation (as defined in Section 216 of the Internal Revenue Code of 1986, as amended).

(zz)           No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(aaa)           Each Prepayment Charge is permissible, originated in compliance with, and enforceable in accordance with its terms under, applicable federal, state and local law (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditors’ rights generally or the collection thereof may be limited due to acceleration in connection with foreclosure).

(bbb)           No borrower was encouraged or required to select a mortgage loan product offered by the mortgage loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the mortgage loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the mortgage loan’s originator or any affiliate of the mortgage loan’s originator. If, at the time of loan application, the borrower may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the mortgage loan’s originator, the mortgage loan’s originator referred the borrower’s application to such affiliate for underwriting consideration.

(ccc)           All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each mortgage loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

(ddd)           Any future advances made to the borrower prior to the applicable cut-off date have been consolidated with the outstanding principal amount secured by the mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the mortgage securing the consolidated principal amount is insured by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the mortgage loan.

(eee)           The mortgage loan is a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended.

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Trust Agreement]